Investor Presentation Data as of June 30, 2014 (unless otherwise noted)

 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.  Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.  A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward- looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, and other periodic reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).  The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. Forward-Looking Statements 2

A Valuable Franchise 3 • 253 community banking offices across the Mid-Atlantic • Asset size: $17.0 billion • 3,800 team members (3,550 FTEs) • Market capitalization: $2.3 billion

 Enhance Compliance & Risk Management Infrastructure  Earnings Per Share (EPS) Growth  Quality Loan Growth  Improve Asset Quality  Core Deposit Growth  Spread Management / Net Interest Margin  Expense Management  Increase Return on Average Assets (ROA)  Increase Return on Average Equity (ROE) Corporate Priorities 4

 Strengthening the Corporation’s risk management and compliance infrastructures  Address deficiencies within BSA/AML compliance  Enforcement actions at three banking subsidiaries in July, 2014; other actions anticipated  Significant investments in personnel, outside services and operating systems Enhance Compliance & Risk Management Infrastructure 5

YT D 2Q 14 Jun 14 1Q 14 2Q 13 YT D Jun 13 N et Interest Inco me 127,898$ 257,463$ (1,667)$ (4,167)$ (4,246)$ Lo an Lo ss P ro visio n 3,500 6 ,000 1,000 (10,000) (22,500) Other Inco me 43,760 82,266 5,254 (5,691) (11,971) Securit ies Gains 1,112 1,112 1,112 (1,753) (4,226) Other Expenses 116,174 225,728 6,620 (956) (2,338) Inco me T axes 13,500 27,734 (734) 331 2,825 N et Inco me 39,596$ 81,379$ (2 ,187)$ (986)$ 1,570$ P er Share (D iluted) 0.21$ 0 .43$ (0 .01)$ -$ 0 .02$ R OA 0.94% 0.97% (0.07%) (0 .03%) - R OE (tangible) (1) 10.30% 10.71% (0.83%) (0 .45%) 0 .12% Eff iciency rat io (1) 65.85% 64.63% 2.47% 3 .12% 2 .36% ($ in thousands, except per shr data) Increase (D ecrease) F ro m Income Statement Summary (June 30th – Quarter & Year-to-date) 6 Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

64.6% 63.5% 64.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2009 2010 2011 2012 2013 YTD June 30, 2014 FULT Peer^ Top 50* Efficiency Ratio (1) 7 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

BSA/AML Compliance Program Expenses and Staffing 8 0 10 20 30 40 50 60 $- $3.0 $6.0 $9.0 $12.0 $15.0 2011 2012 2013 Full Year 2014 (estimated) Outside Consulting Services# Salaries Expense* Staffing T o tal N u m b e r o f E m p lo y e e s at p e rio d en d ~ $7-$9 million for 2014 ~ $4.2 $2.1 $1.8 $0.8 * Amount represents annualized salary expense based on period-end staffing levels shown. # Represents third-party consulting and legal fees directly related to BSA/AML services. T o tal A n n u al E xpe n s e s, in m ill io n s $0.1 $1.4 $4.6

 Branch closures / consolidation  Organizational streamlining  Compensation and benefit reductions Cost Savings Initiatives 9 Estimated Expense Reductions for the Implementation Expense Remainder of Expenses (Gains) Reductions 2014 Br ch consolidations (13 branches) 2,080$ (800)$ (1,600)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (2,195) (2,355) Total impact of cost savings initiatives 980$ (2,995)$ (3,955)$ (in thousands) Six Months Ended June 30, 2014 $7 million estimated savings in 2014 ($8 milli n annual savings run rate)

Earnings Per Common Share Growth 10 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2009 2010 2011 2012 2013 2014 $0.31 $0.59 $0.73 $0.80 $0.83 YTD Jun 30 YTD Dec 31 $0.43 CAGR (1) = 27.9% (1) Compounded annual growth rate from year-ended December 31, 2009 to December 31, 2013. $0.41

Loan Portfolio Growth & Composition 11 Note: Loan portfolio composition is based on average balances for the periods indicated. (1) Fully taxable-equivalent $4.6 $4.9 $5.1 $3.6 $3.7 $3.6 $1.6 $1.7 $1.7 $1.2 $1.3 $1.3 $0.6 $0.6 $0.6 $0.4 $0.4 $0.5 4.81% 4.39% 4.24% 3.9 4.0 4.1 4.2 4.3 4.4 4.5 4.6 4.7 4.8 4.9 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2012 2013 YTD June 30, 2014 CRE C&I Home Equity Res Mtg Construction Consumer/Other Loan yield (1) A v e rage L o an P o rt fo lio Balance s , in b ill io n s T o tal L o an P o rtfo lio Y ie ld (1)

Improving Asset Quality: 1.01% 0.67% 0.70% 0.00% 1.00% 2.00% 3.00% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 FULT Peer^ Top 50* 12 ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 1.49% 1.14% 1.24% 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 FULT Peer^ Top 50* Non-Accrual Loans to Loans Allowance for Loan Losses to Loans

26% 23% 17% 10% 24% 2nd Quarter Ended June 30, 2014 Non-Int DDA Int DDA Money Mkt Savings Time Core Deposits - Improved Mix 13 16% 16% 11% 9% 49% 2nd Quarter Ended June 30, 2009 Non-Int DDA Int DDA Money Mkt Savings Time Note: Deposit composition is based on quarterly average balances for the periods indicated.

Average Customer Funding Growth (June 30th – Quarter) Balance Rate 1Q 14 2Q 13 1Q 14 2Q 13 Non Int-Bearing Demand Deposits 3,322$ - % 79$ 205$ - % - % Int-Bearing Demand Deposits 2,915 0.12% (30) 196 (0.01%) (0.01%) Savings 3,356 0.12% 4 5 (0.01%) - % Time Deposits 3,012 0.90% 79 (157) 0.08% (0.06%) Total Deposits 12,605 0.28% 132 249 0.02% (0.02%) Cash Mgt 298 0.09% 9 11 - % - % Total Customer Funding 12,903$ 0.27% 141$ 260$ 0.02% (0.03%) (dollars in millions) Balance From2Q 14 Increase (Decrease) In Rate From 14

3.44% 3.53% 3.22% 3.00% 3.25% 3.50% 3.75% 4.00% 2009 2010 2011 2012 2013 YTD June 30, 2014 FULT Peer^ Top 50* Net Interest Margin (1) 15 (1) Fully –taxable equivalent. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

Capital Strength 15.2% 15.6% 15.0% 14.8% 12.7% 13.4% 13.1% 13.2% 10.3% 11.0% 10.6% 10.8% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Ratio 16 (1) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (2) Well Capitalized minimums, fully-phased in requirements, with 2.50% conservation buffer. 0.0% 5.0% 10.0% 15.0% Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Ratio Well Capitalized (2) FULT (1) ~ $ 550 million Current Regulatory Capital Framework Basel III Capital Framework (as of June 30, 2014) ~ $760 million ~ $650 million

Stock Repurchase Programs 17 January 2013 October 2013 May 2014 Program Program Program Authorized Shares to Repurchase 8.0 million 4.0 million 4.0 million % of Outstanding Shares 4.0% 2.1% 2.1% Shares Repurchased 8.0 million (1) 4.0 million (2) 4.0 million (3) Remaining Shares available to repurchase - - - Average Purchase Price $11.37 (1) $12.45 (2) $11.36 (3) Expiration Date September 30, 2013 March 31, 2014 December 31, 2014 (1) From January 3, 2013 to August 30, 2013 (2) From January 1, 2014 to February 19, 2014. (3) From July 25, 2014 to August 25, 2014.

0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 2009 2010 2011 2012 2013 YTD June 30, 2014 Cash Dividend Yield A Sustainable Payout 18 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2009 to December 31, 2013. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. CAGR (2) = 27.8% Cash Dividend Per Common Share & Yield (1)

 Risk Management Foundation  Management Depth and Experience  Stability of Markets / Franchise  Relationship Strategy  Quality Loan Growth  Strong Capital & Reserves  A Focus on Shareholder Value  Valuation Potential  Expense Management Why Fulton? 19

Appendix

Capital Adequacy (June 30, 2014) (1) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (2) Well Capitalized minimums, fully-phased in requirements, with 2.50% conservation buffer. Excess Above Well Capitalized Well Threshold Well FULT Capitalized (in millions) FULT (1) Capitalized (2) Total Risk-Based Capital 14.80% 10.00% $ 630 14.70% 10.50% Tier 1 Risk-Based Capital 13.20% 6.00% $ 950 11.90% 8.50% Tier 1 Leverage 10.80% 5.00% $ 930 9.70% 5.00% Tier 1 Common N/A N/A N/A 12.00% 7.00% Basel III 21

Return on Average Assets and Average Assets, by Bank 22 Six Mos. Ended June 30, 2014 Return on Average Assets* Average Assets ($ Millions) 2014 2013 Fulton Bank, N.A. 9,332$ 1.22% 1.19% Lafayette Ambassador Bank 1,380 1.04% 1.30% FNB Bank, N.A. 342 1.01% 0.85% Swineford National Bank 290 0.89% 0.62% The Columbia Bank 1,994 0.93% 0.80% Fulton Bank of New Jersey 3,365 0.75% 0.72% Fulton Financial Corporation 16,846 0.97% 0.97% Six Months Ended June 30 *Net Income divided by average assets, annualized.

Other Income (June 30th – Quarter) 2Q 14 1Q 14 2Q 13 1Q 14 2Q 13 Invt. Mgt. & Trust 11,339$ 10,958$ 10,601$ 381$ 738$ Overdraft & NSF Fees 5,542 5,297 7,624 245 (2,082) Mortgage Banking Income 5,741 3,605 10,997 2,136 (5,256) Merchant Fees 3,843 2,723 3,600 1,120 243 Service Charges 3,717 3,309 4,057 408 (340) Cash Mgt. Fees 3,293 3,105 2,970 188 323 Debit Card Fees 2,435 2,210 2,374 225 61 Credit Card Fees 2,353 2,171 2,134 182 219 Letters of Credit 1,184 1,101 1,232 83 (48) Commercial Swap Fees 994 1,013 252 (19) 742 Other Income 3,319 3,014 3,610 305 (291) Total Other Income 43,760$ 38,506$ 49,451$ 5,254$ (5,691)$ Increase (Decrease) From (in thousands) 23

Other Expenses (June 30th – Quarter) 2Q 14 1Q 14 2Q 13 1Q 14 2Q 13 Salaries & Benefits 63,623$ 59,566$ 63,490$ 4,057$ 133$ Occupancy & Equipment 14,824 17,205 15,340 (2,381) (516) Data Proc. & Software 7,540 6,721 7,603 819 (63) Outside Services 7,240 3,812 5,315 3,428 1,925 Professional fees 3,559 2,904 3,395 655 164 FDIC Insurance 2,615 2,689 3,001 (74) (386) Supplies & Postage 2,451 2,325 2,602 126 (151) Marketing 2,337 1,584 1,922 753 415 REO & Repo Expenses, net 748 983 1,941 (235) (1,193) Operating Risk Loss 716 1,828 1,860 (1,112) (1,144) Other Expenses 10,521 9,937 10,661 584 (140) Total Other Expenses 116,174$ 109,554$ 117,130$ 6,620$ (956)$ Increase (Decrease) From (in thousands) 24

Average Loan Portfolio and Yields Balance Yield 1Q 14 2Q 13 1Q 14 2Q 13 Comm'l Mort. 5,139$ 4.36% 54$ 381$ (0.08%) (0.36%) Commercial 3,618 3.95% (19) (97) (0.08%) (0.18%) Home Equity 1,735 4.18% (20) 3 - (0.06%) Resid. Mort. 1,339 3.97% 3 30 (0.02%) (0.12%) Construction 588 4.17% 12 (29) 0.09% 0.08% Cons./Other 376 5.78% 3 (21) (0.44%) (0.09%) Total Loans 12,795$ 4.21% 33$ 267$ (0.07%) (0.21%) (dollars in millions) Balance From2Q 14 Increase (Decrease) In Yield From 25 2Q 2014 Average loans increased 0.3% compared to 1Q 2014 2Q 2014 Average loans increased 2.1% compared to 2Q 2013 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances.

Average Interest-Bearing Liabilities and Rates Balance Rate 1Q 14 2Q 13 1Q 14 2Q 13 Int-Bearing Demand Deposits 2,915$ 0.12% (30)$ 196$ (0.01%) (0.01%) Savings 3,356 0.12% 4 5 (0.01%) - Time Deposits 3,012 0.90% 80 (157) 0.08% (0.06%) Short-term Borrowings 1,048 0.21% (161) (265) - - Long-term Debt 895 4.83% 11 6 (0.05%) (0.04%) Total Interest-bearing Liabilities 11,226$ 0.71% (96)$ (215)$ 0.02% (0.03%) (dollars in millions) Increase (Decrease) In Balance From Rate From2Q14 26 Note: Rates presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances.

Ending Loan Distribution by State
(June 30, 2014)

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 2,571,153	$ 2,580,972	$ 320,221	$ 687,597	$ 1,304,319	$ 7,464,262
New Jersey	531,916	1,357,197	91,905	165,221	355,839	2,502,078
Maryland	268,455	571,732	85,614	161,862	280,666	1,368,329
Virginia	157,097	411,189	94,056	264,235	70,858	997,435
Delaware	73,100	207,644	42,222	83,061	101,380	507,407
	$ 3,601,721	$ 5,128,734	$ 634,018	$ 1,361,976	$ 2,113,062	$ 12,839,511

27

Non-performing Loans* (June 30, 2014) Comm'l Comm'l Mortgage Constr. Res. Mtg. Other Total (in thousands) Pennsylvania 24,313$ 18,219$ 11,200$ 10,713$ 8,292$ 72,737$ Maryland 3,061 2,373 3,505 2,125 2,244 13,308 New Jersey 9,199 21,038 4,305 6,345 6,410 47,297 Virginia 1,252 1,554 1,030 6,986 1,163 11,985 Delaware 338 831 228 1,718 870 3,985 38,163$ 44,015$ 20,268$ 27,887$ 18,979$ 149,312$ Ending Loans 3,601,721$ 5,128,734$ 634,018$ 1,361,976$ 2,113,062$ 12,839,511$ Non-performing Loan % (6/31/14) 1.06% 0.86% 3.20% 2.05% 0.90% 1.16% Non-performing Loan % (12/31/13) 1.04% 0.87% 3.71% 2.34% 0.91% 1.20% 28 * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

Net Charge-offs (Recoveries) (YTD June 2014) Comm'l Comm'l Mortgage Constr. Res. Mtg. Other Total (dollars in thousands) Pennsylvania 7,790$ 1,348$ 186$ 1,008$ 1,782$ 12,114$ Maryland 416 60 (44) 231 871 1,534 New Jersey 1,227 1,656 111 187 1,039 4,220 Virginia (311) - (197) 205 (141) (444) Delaware (4) (11) (6) 80 (8) 51 9,118$ 3,053$ 50$ 1,711$ 3,543$ 17,475$ Avg Loans 3,627,471$ 5,111,979$ 582,294$ 1,337,686$ 2,119,715$ 12,779,145$ Annualized Net Charge-off % 0.50% 0.12% 0.02% 0.26% 0.33% 0.27% 29

Investment Portfolio (June 30, 2014) Weighted Ave. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.1 1,023$ (20)$ 1,003$ Agency mortgage-backed securities 4.9 918 12 931 Municipal bonds 5.5 262 8 270 Auction rate securities 3.1 159 (11) 147 Corporate & trust preferred securities 10.5 100 1 100 U.S. Treasuries and agencies 1.7 1 - 1 Bank stocks N/A 28 11 40 Other investments N/A 6 - 6 Total Investments 4.7 2,497$ 1$ 2,498$ (dollars in millions) 30

Interest Rate Shocks (June 30, 2014) 31 1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of earnings is used primarily to measure the Corporation’s short-term earnings exposure to rate movements. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. Rate Annual Change in % Change (1) Net Interest Income Change +400 bps $ 66,265 million 13.1% +300 bps $ 47,763 million 9.4% +200 bps $ 28,327 million 5.6% +100 bps $ 9,465 million 1.9% - 100 bps $ (16,811) million -3.3%

Private Bancorp, Inc. Prosperity Bancshares, Inc. Susquehanna Bancshares, Inc. TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Peer Group* 32 *Fulton’s Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People’s United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented.

Non-GAAP Reconciliation

FULTON FINANCIAL CORPORATION

Note: *The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended			Six Months Ended		Year Ended December 31				
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	2013	2012	2011	2010	2009
						(dollars in thousands)				
Efficiency ratio										
Non-interest expense	$ 116,174	$ 109,554	$ 117,130	$ 225,728	$ 228,066	$ 461,433	$ 449,294	$ 416,242	$ 408,254	$ 415,524
Less: Intangible amortization	(315)	(315)	(535)	(630)	(1,069)	(2,438)	(3,031)	(4,257)	(5,240)	(5,747)
Numerator	$ 115,859	$ 109,239	$ 116,595	$ 225,098	$ 226,997	$ 458,995	$ 446,263	$ 411,985	$ 403,014	$ 409,777
Net interest income (fully taxable equivalent)	$ 132,175	$ 133,841	$ 136,407	$ 266,016	$ 270,322	$ 544,474	$ 561,190	$ 576,232	$ 574,257	$ 536,499
Plus: Total Non-interest income	44,872	38,506	52,316	83,378	99,575	187,664	216,412	187,493	182,249	173,922
Less: Investment securities (gains) losses	(1,112)	-	(2,865)	(1,112)	(5,338)	(8,004)	(3,026)	(4,561)	(701)	(1,079)
Denominator	$ 175,935	$ 172,347	$ 185,858	$ 348,282	$ 364,559	$ 724,134	$ 774,576	$ 759,164	$ 755,805	$ 709,342
Efficiency ratio	65.9%	63.4%	62.7%	64.6%	62.3%	63.4%	57.6%	54.3%	53.3%	57.8%

33

Non-GAAP Reconciliation (con't)

FULTON FINANCIAL CORPORATION

	Three Months Ended			Six Months Ended	
	Jun 30, 2014	Mar 31, 2014	Jun 30, 2013	Jun 30, 2014	Jun 30, 2013
Return on Average Shareholders' Equity (Tangible)	(dollars in thousands)				
Net income	$ 39,596	$ 41,783	$ 40,582	$ 81,379	$ 79,809
Plus: Intangible amortization, net of tax	204	204	349	410	696
Numerator	$ 39,800	$ 41,987	$ 40,931	$ 81,789	$ 80,505
Average shareholders' equity	$ 2,081,898	$ 2,062,914	$ 2,062,483	$ 2,072,459	$ 2,067,960
Less: Average goodwill and intangible assets	(532,585)	(532,901)	(534,713)	(532,742)	(534,982)
Average tangible shareholders' equity (denominator)	$ 1,549,313	$ 1,530,013	$ 1,527,770	$ 1,539,717	$ 1,532,978
Return on average common shareholders' equity (tangible), annualized	10.30%	11.13%	10.75%	10.71%	10.59%

Tangible Book Value Per Common Share

	Jun 30, 2014	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
	(in thousands, except per share data)					
Common shareholders' equity	$ 2,099,800	$ 2,063,187	$ 2,081,656	$ 1,992,539	$ 1,880,389	$ 1,566,192
Less: Goodwill and intangible assets	(532,432)	(533,076)	(535,563)	(544,209)	(547,979)	(552,563)
Tangible shareholders' equity (numerator)	$ 1,567,368	$ 1,530,111	$ 1,546,093	$ 1,448,330	$ 1,332,410	$ 1,013,629
Shares outstanding, end of period (denominator)	189,033	192,652	199,225	200,164	199,050	176,364
Shareholders' equity (tangible), per share	$ 8.29	$ 7.94	$ 7.76	$ 7.24	$ 6.69	$ 5.75

34

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2014-09-05